Prospectus supplement dated August 5, 2016
to the following prospectus(es):
BOA CVUL Future (NLAIC) prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The purpose of this supplement is to correct the numbering sequence of the supplement dated August 3, 2016.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
•	Nationwide Variable Insurance Trust – Neuberger Berman NVIT Socially Responsible Fund
2) The following investment option is only available to contracts/policies for which good order applications were received prior to November 6, 2015:
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio: S Class Shares
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